SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  MAY 23, 2003
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                        (Date of Earliest Event Reported)


                           XECHEM INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in the Charter)


          DELAWARE                      0-23788                   32-3284403
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(State or other jurisdiction     (Commission File No.)          (IRS Employer
     or incorporation)                                       Identification No.)


100 JERSEY AVENUE, BUILDING B, SUITE 310                          08901-3279
      NEW BRUNSWICK, NEW JERSEY
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(Address of principal executive offices)                          (Zip Code)


                                 (732) 247-3300
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               Registrant's telephone number, including area code


                                       N/A
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          (former name or former address, if changed since last report

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ITEM 5. OTHER EVENTS

     Attached are press releases of the Company dated May 23 and 28, 2003 wherein the Company announced a 3,000 share for one share reverse split and a change in the trading symbol for its common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

99.1                Press release dated May 23, 2003.

99.2                Press release dated May 28, 2003

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        XECHEM INTERNATIONAL, INC.

                                        By: /s/ Dr. Ramesh C. Pandey
                                            --------------------------------
                                        Name: Dr. Ramesh C. Pandey
                                        Title: President and Chairman of the
                                               Board of Directors

Dated: May 30, 2003

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